EXHIBIT 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report Of Foreign Private Issuers, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Satelites Mexicanos, S. A. de C. V. (the “Company”) on Form 20-F for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luis Alfonso Maza Urueta, Chief Financial Officer of the Company, certify, that to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ LUIS ALFONSO MAZA URUETA

Name:	Luis Alfonso Maza Urueta
Title:	Chief Financial Officer
July 16, 2007